Rule 497(e)
Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded Fund

(the “Trust”)

First Trust Bloomberg Inflation Sensitive Equity ETF

(the “Fund”)

Supplement to the Fund’s Prospectus and

Statement of additional information

March 16, 2026

1.	Notwithstanding anything to the contrary in the Fund’s prospectus, effective as of the date set forth above, the final paragraph of the section entitled “Principal Investment Strategies” is hereby deleted in its entirety.
2.	Notwithstanding anything to the contrary in the Fund’s prospectus, effective as of the date set forth above, the risk factor “Non-Diversification Risk” set forth in the section entitled “Principal Risks” is hereby deleted in its entirety.
3.	Notwithstanding anything to the contrary in the Fund’s prospectus, effective as of the date set forth above, the risk factor “Non-Diversification Risk” set forth in the section entitled “Risks of Investing in the Fund – Principal Risks” is hereby deleted in its entirety.
4.	Notwithstanding anything to the contrary in the Fund’s statement of additional information, effective as of the date set forth above, the final sentence of the first paragraph set forth in the section entitled “General Description of the Trust and the Fund” is hereby deleted in its entirety and replaced with the following:

This SAI relates to the Fund, which is a diversified series.

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PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS and
statement of additional information FOR FUTURE REFERENCE